EXHIBIT 12

                                                     L-3 Communications Corporation
                                            Computation of Ratio of Earnings to Fixed Charges
                                                 (in thousands, except for ratio data)



                                       The Company  |                Predecessor Company
                                       ------------ | -------------------------------------------------
                                          For the   |    For the
                                       three months | three months
                                          Ended     |     Ended
                                         June 30,   |   March 31,        Years Ended December 31,
                                       ------------ | ------------  -----------------------------------
                                                    |
                                          1997      |     1997         1996        1995        1994
                                       ------------ | ------------  ----------  ----------  -----------
                                                    |
                                                    |
                                                    |
Earnings:                                           |
 Income before income taxes   . . .     $ 5,151     |   ($505)      $19,494      $  174       $ 2,929
 Add:                                               |
  Interest expense  . . . . . . . .      10,079     |   8,441        24,197       4,475         5,450
  Interest component of rent                        |
   expense  . . . . . . . . . . . .         815     |     851         2,832       1,591         1,866
                                        -------     |  ------       -------      ------       -------
 Earnings   . . . . . . . . . . . .     $16,045     |  $8,787       $46,523      $6,240       $10,245
                                        =======     |  ======       =======      ======       =======
                                                    |
Fixed Charges:                                      |
  Interest expense  . . . . . . . .    $ 10,079     |  $8,441       $24,197      $4,475       $ 5,450
  Interest component of rent                        |
   expense  . . . . . . . . . . . .         815     |     851         2,832       1,591         1,866
                                        -------     |  ------       -------      ------       -------
 Fixed charges  . . . . . . . . . .     $10,894     |  $9,292       $27,029      $6,066       $ 7,316
                                        =======     |  ======       =======      ======       =======
                                                    |
Ratio of earnings to fixed charges         1.47x    |     N/A          1.72x       1.03x         1.40x
                                        =======     |  ======       =======      ======       =======
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